The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX and FOIIX)

Motley Fool Great America Fund (TMFGX and FOGIX)

Motley Fool Epic Voyage Fund (TMFEX and FOEIX)

Supplement dated June 26, 2015 to the

Statement of Additional Information dated February 28, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with that document.

Effective May 22, 2015, Peter E. Jacobstein is no longer President or a Trustee of The Motley Fool Funds Trust. All references to Mr. Jacobstein in the SAI are deleted as of that date.

Effective June 10, 2015, Denise H. Coursey was named President of The Motley Fool Funds Trust. The following information is an update to the Interested Trustees and Officers table found on p. 14 of the SAI.

Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Denise H. Coursey 42	President	One year/Since June 2015	President, Motley Fool Asset Management, LLC; Chief Systems Officer and Director of IT Project Management, The Motley Fool, LLC (financial publishing)	N/A	N/A

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.